================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): October 17, 2002


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                           0-16421                  52-1518642
(State or other                      (Commission               (IRS Employer
jurisdiction of                      File Number)            Identification No.)
 incorporation)


             114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (410) 277-7000


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 5, 6, and 8.     Not Applicable.


Item 7.  Financial Statements and Exhibits

        (a)  Not applicable
        (b)  Not applicable
        (c) Attached as an exhibit is the transcript of the October 17, 2002 telephone conference call realting to the Company earnings release for the quarter ended September 30, 2002.

Item 9.  Regulation FD Disclosure.

         On October 17, 2002, Provident Bankshares Corporation participated in a telephone conference call relating to its earnings release for the quarter ended September 30, 2002. A transcript of the conference call is attached as an Exhibit hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PROVIDENT BANKSHARES CORPORATION


                           By: /s/ Peter M. Martin
                               -----------------------------
                               Peter M. Martin
                               Chairman of the Board and Chief Executive Officer

Date:  October 21, 2002

                            Exhibit Index



Exhibit No.                           Description

  99.1           Transcript of October 17, 2002 Telephone Conference Call.











                                      -4-